Exhibit 99.1

CONTACT:	Julie Shaeff, Chief Accounting Officer	675 Bering Drive, Suite 400
	ir@comfortsystemsusa.com; 713-830-9687	Houston, Texas 77057
713-830-9600

FOR IMMEDIATE RELEASE

COMFORT SYSTEMS USA ANNOUNCES ACQUISITION

- Agrees to Acquire Summit Industrial in Houston, TX, and Expand Modular Offering -

Houston, TX — January 2, 2024 — Comfort Systems USA, Inc. (NYSE: FIX) (the “Company”) today announced that it has entered into a definitive agreement to acquire Summit Industrial Construction, LLC (“Summit”) headquartered in Houston, Texas. The transaction is currently expected to close in the first quarter of 2024.

Summit is a specialty industrial mechanical contractor offering engineering, design-assist and turnkey, direct hire construction services of modular systems serving the advanced technology, power, and industrial sectors. Summit’s capabilities encompass a wide range of modular and site-based construction, including process piping, equipment setting, large pipe rack trestles, and related steel erection and specialty concrete work. Summit is a trusted supplier to some of the world’s largest advanced technology, power and industrial companies and is currently deployed on several major chip fabrication projects. Initially, Summit is expected to contribute annualized revenues of approximately $360 million to $400 million, and earnings before interest, taxes, depreciation, and amortization of $30 million to $45 million. In light of the amortization expense, Summit is expected to make a neutral to slightly accretive contribution to earnings per share in 2024 and 2025.

Brian Lane, Comfort Systems USA’s Chief Executive Officer, commented, “We are extremely happy to announce that Summit and its extraordinary team of professionals have agreed to join Comfort Systems USA. Summit is a 100% industrial contractor with the capacity to execute large scale modular programs for its customers, and we are optimistic that this investment will expand and diversify our modular construction offering, which is experiencing significant demand and growth. We believe that Summit will be a key platform to further expand our off-site solutions, especially for advanced technology and heavy industrial customers.”

Jeff Johnson, Chief Executive Officer of Summit, commented, “We chose Comfort Systems USA based on our belief that we can leverage their complementary capabilities and assets to better serve our customers. Summit and Comfort Systems USA have a strong cultural alignment and a shared commitment to team members at all levels. Together we can continue our strategic focus and provide even more value to customers with additional capabilities and resources. We believe that Summit and Comfort Systems USA have a bright future together.”

Brian Lane concluded, “Summit brings extraordinary capabilities and a stellar reputation as a modular technology leader in growing end markets, with multiple ongoing and large semiconductor projects. We are confident in the quality of Summit’s leadership team, and we believe that Summit will continue to innovate and grow as a part of our network of world-class contracting companies. We are truly thrilled that Summit has chosen to become an exciting new part of Comfort Systems USA.”

Comfort Systems USA® is a leading provider of commercial, industrial, and institutional heating, ventilation, air conditioning and electrical contracting services, with 169 locations in 129 cities across the nation. For more information, visit the Company’s website at www.comfortsystemsusa.com.

This press release contains forward-looking statements noting future business expectations relating to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), a measure which is not prepared in conformity with generally accepted accounting principles (“GAAP”). EBITDA is calculated in a manner generally consistent with the historical presentation of adjusted EBITDA in the earnings releases of the Company, including the Company’s most recent earnings release issued on October 26, 2023. Because of the forward-looking nature of this estimate, it is impractical to present a quantitative reconciliation of such measure to a comparable GAAP measure, and accordingly no such reconciliation is being presented.

Certain statements and information in this press release constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995 regarding our future business expectations, which are subject to applicable securities laws and regulations. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc., and its subsidiaries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates, and the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of our results or developments in subsequent periods. All comments concerning the Company’s expectations for future revenue and operating results are based on the Company’s forecasts for its existing operations and its acquisition of Summit and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; rising inflation and fluctuations in interest rates; shortages of labor and specialty building materials or material increases to the cost thereof; the Company’s business being negatively affected by health crises or outbreaks of disease, such as epidemics or pandemics (and related impacts, such as supply chain disruptions); financial difficulties affecting projects, vendors, customers, or subcontractors; the Company’s backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining, or increased costs associated with, bonding and insurance; impairment to goodwill; errors in the Company’s cost-to-cost input method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; retention of key management; seasonal fluctuations in the demand for mechanical and electrical systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; an increase in our effective tax rate; a material information technology failure or a material cyber security breach; risks associated with acquisitions, such as challenges to our ability to integrate those companies into our internal control environment; our ability to manage growth and geographically-dispersed operations; our ability to obtain financing on acceptable terms; extreme weather conditions (such as storms, droughts, extreme heat or cold, wildfires and floods), including as a result of climate change, and any resulting regulations or restrictions related thereto; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”).

For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether because of new information, future events, or otherwise.